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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information included in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2, 333-131944), and to the inclusion of our report dated May 22, 2006 on the financial statement of RMR Asia Pacific Real Estate Fund as of May 19, 2006.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
May 25, 2006